Fees Summary	Sep. 30, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,488,509,584
Previously Paid Amount	0
Total Fee Amount	380,990.82
Total Offset Amount	0
Net Fee	$ 380,990.82